UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 23, 2003

DARLING INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Commission File Number 000-24620

DELAWARE	36-2495346
(State or other jurisdiction	(I.R.S. Employer
of incorporation)	Identification No.)

251 O'CONNOR RIDGE BLVD., SUITE 300, IRVING, TEXAS 75038
(Address of principal executive offices)

Registrant's telephone number, including area code:    972. 717.0300

Item 5.	Other Events.

On September 23, 2003, Darling International Inc. announced that the review of strategic alternatives to enhance shareholder value and liquidity, initiated on May 28, 2003, has been concluded. A copy of the press release announcing the foregoing and the results of the review is attached to this current report as Exhibit 99.1 and is incorporated by reference herein.

Item 7.	Financial Statements, ProForma Financial Information and Exhibits.

(c)	Exhibits
99.1	Press Release dated September 23, 2003.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARLING INTERNATIONAL INC.

Date: September 23, 2003	By: /s/ John O. Muse John O. Muse Executive Vice President Finance and Administration